                                  EXHIBIT 10.18



             SERIES A PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

                           RAMUS MEDICAL TECHNOLOGIES

                                DECEMBER 27, 1996

                                TABLE OF CONTENTS
                                                                            PAGE

1.   REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  REQUEST FOR REGISTRATION . . . . . . . . . . . . . . . . . . . . .   2
     1.3  COMPANY REGISTRATION . . . . . . . . . . . . . . . . . . . . . . .   2
     1.4  OBLIGATIONS OF THE COMPANY . . . . . . . . . . . . . . . . . . . .   3
     1.5  FURNISH INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .   6
     1.6  EXPENSES OF DEMAND REGISTRATION. . . . . . . . . . . . . . . . . .   6
     1.7  EXPENSES OF COMPANY REGISTRATION . . . . . . . . . . . . . . . . .   6
     1.8  UNDERWRITING REQUIREMENTS. . . . . . . . . . . . . . . . . . . . .   6
     1.9  DELAY OF REGISTRATION. . . . . . . . . . . . . . . . . . . . . . .   7
     1.10 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. . . . . . . . . . .   9
     1.12 FORM S-3 REGISTRATION. . . . . . . . . . . . . . . . . . . . . . .  10
     1.13 ASSIGNMENT OF REGISTRATION RIGHTS. . . . . . . . . . . . . . . . .  10
     1.14 "MARKET STAND-OFF" AGREEMENT . . . . . . . . . . . . . . . . . . .  11
     1.15 AMENDMENT OF REGISTRATION RIGHTS . . . . . . . . . . . . . . . . .  11
     1.16 TERMINATION OF REGISTRATION RIGHTS . . . . . . . . . . . . . . . .  11
     1.17 MORE FAVORABLE REGISTRATION RIGHTS . . . . . . . . . . . . . . . .  12

2.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.1  SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . .  12
     2.2  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.3  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.4  TITLES AND SUBTITLES . . . . . . . . . . . . . . . . . . . . . . .  12
     2.5  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.6  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.7  AGGREGATION OF STOCK . . . . . . . . . . . . . . . . . . . . . . .  12

             SERIES A PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

          THIS SERIES A PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT is made as of the 27th day of December, 1996, by and among Ramus Medical Technologies, a California corporation (the "Company"), and PDT Cardiovascular, Inc. ("Purchaser") and ***** ("*****") (Purchaser and ***** shall be known, collectively, as the "Investors").

          WHEREAS, Purchaser is a party to the Investment Agreement with the Company, of even date herewith (the "Investment Agreement"), pursuant to which Purchaser has purchased shares of the Company's Series A Preferred Stock; and

          WHEREAS, pursuant to the Investment Agreement, the Company has agreed to grant Purchaser registration rights in respect of the Series A Preferred Stock purchased by Purchaser;

          WHEREAS, ***** has purchased shares of the Company's Series A Preferred Stock as of the date hereof.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   REGISTRATION RIGHTS.  The Company covenants and agrees as follows:

          1.1     DEFINITIONS.  For purposes of this Section 1:

                  (a) The term the "Act" shall mean the Securities Act of 1933, as amended to date, and the term the "1934 Act" shall mean the Securities Exchange Act of 1934, as amended to date;

                  (b) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (c) The term "Registrable Securities" means the Common Stock issuable or issued upon conversion of the Company's Series A Preferred Stock;

                  (d) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                  (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.3 hereof; and

                  (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

*****Confidential Treatment Requested

          1.2     REQUEST FOR REGISTRATION.

                  (a) If the Company shall receive at any time after January 1, 2002, a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2 (b), effect as soon as practicable, and in any event shall use its best efforts to effect within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within ten (10) days of the mailing of such notice by the Company in accordance with Section 2.5.

                  (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section
1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter or underwriters will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) The Company is obligated to effect only one (1) such registration pursuant to this Section 1.2.

                  (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders.

          1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include or incorporate substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 2.5, the

Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4     OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days, unless such registration is or may be effected on form S-3 (or any successor form) in which case the Company shall keep such registration effective until such Registrable Securities are disposed.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably requested by any holder of Registrable Securities or any underwriter of Registrable Securities or as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus.

                  (c) Before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Holders of the Registrable Securities covered by such registration statement and the underwriters, if any, a copy of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object within 10 days after receipt of such documents proposed to be filed.

                  (d) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (e) Prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (g) Notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing,

                  (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

                  (2) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information,

                  (3) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,

                  (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the registrable securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                  (5) at any time when a prospectus relating to the offer or sale of any Registrable Securities is required to be delivered under the Act, of the existence of any fact known to the Company which results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (h) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment.

                  (i) if requested by the managing underwriter or underwriters of any holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority in aggregate principal amount of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                  (j) If requested, furnish, without charge, to (i) counsel to the selling holders of Registrable Securities and each managing underwriter, at least one signed copy of the registration statement and (ii) each selling holder of Registrable Securities, at least one conformed copy of the registration statement, and, with respect to copies furnished pursuant to both clauses (i) and (ii) hereof, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                  (k) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

                  (l) If any fact contemplated by paragraph (g)(5) above shall exist, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (m) Use its best efforts to cause all Registrable Securities covered by the Registration statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, if requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any.

                  (n) Obtain a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

                  (o) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to their security holders, earnings statements satisfying the provisions of
Section 11(a) of the Securities Act (in accordance with Rule 158 thereunder or otherwise), no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the beginning of the fiscal quarter following that in which Registrable Securities are sold to underwriters in an underwritten offering, of, if not sole to underwriters in such an offering, (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month periods.

                  (p) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by an underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the
NASD).

                  (q) Promptly prior to the filing of any document (other than any document filed pursuant to Items 601 of Regulation S-K) that is to be incorporated by reference into the registration statement or the prospects (after initial filing of the registration statement) provide draft copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

          1.5     FURNISH INFORMATION.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under the Act to effect the registration of such Holder's Registrable Securities.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

          1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses).

          1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit all Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities in such offering on the same terms and conditions as any other securities included therein. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 or 1.3 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

          1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10 (b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, the indemnifying party(ies) shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and the payment of all reasonable expenses. Such indemnifying party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnifying party unless (a) the indemnifying party(ies) have agreed to pay such fees and expenses or (b) the indemnifying party(ies) shall have failed to employ counsel reasonably satisfactory to such indemnified party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include such indemnified party and the indemnifying party(ies), and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party(ies) (in which case, if such indemnified party notifies the indemnifying party(ies) in writing that it elects to employ separate counsel at the expense of the indemnifying party(ies), the indemnifying party(ies) shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party(ies) shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm or attorneys at any time for such indemnified party or any other indemnified parties, which firm shall be designated in writing by such indemnified parties). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d)    The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act;

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form; and

                  (e) if the Company is not required to file reports with the SEC under the Act or the 1934 Act, the Company will, upon the request of any holder of Registrable Securities made after the date hereof, (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Act and (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Act.

          1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or

Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Board of Directors shall have determined, and the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve
(12) month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 1.12 or for any other holders of the Company's capital stock in which the Holders shall have been granted the opportunity to participate without limitation or has effected three (3) prior such registrations on Form S-3 for the Holders or for any other holders of the Company's capital stock in which the Holders shall have been granted the opportunity to participate without limitation; (5) if less than 30% of the Holders request such registration, or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file and cause to be effective a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to
Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders, and counsel for the Company, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2 or 1.3, respectively.

          1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within thirty (30) days, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall not be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is, in the written opinion of counsel to the Company reasonably acceptable to the Holder, not restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.14 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company (not to exceed 180 days), following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) are similarly bound.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.15    AMENDMENT OF REGISTRATION RIGHTS.  Any provision of this
Section 1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          1.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after three (3) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public; provided that the Company is current in all of its reports required to be filed with the SEC during such three-year period.

          1.17 MORE FAVORABLE REGISTRATION RIGHTS. If the Company shall grant to any party more favorable registration rights than those set forth herein, then such more favorable registration rights shall be granted to Investors or Holders.

     2.   MISCELLANEOUS.

          2.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock of the Company held by Investors or any Common Stock of the Company issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

          2.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          2.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          2.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          2.7 AGGREGATION OF STOCK. All shares of the Series A Preferred Stock of the Company held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       RAMUS MEDICAL TECHNOLOGIES

                                       By: /s/ Charles S. Love
                                          ---------------------------------
                                       Charles S. Love, President

                                       Address:  6420 Via Real, Suite 8
                                                 Carpinteria, CA 93013


                                       PDT CARDIOVASCULAR, INC.

                                       By: /s/ Gary S. Kledzik
                                          ---------------------------------
                                       Title:  Chairman
                                             ------------------------------
                                       Address:  7408 Hollister Avenue
                                                 Goleta, CA 93117


                                       /s/ *****
                                       ------------------------------------
                                       Address:  *****


*****Confidential Treatment Requested